--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                               Semiannual Report
                                Real Estate Fund
--------------------------------------------------------------------------------
                                  June 30, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
REAL ESTATE FUND
-------------------------

* Real estate stocks and the fund joined the stock market rally in the first half after a weak 1998.
* Your fund posted an attractive return for the past six months that was ahead of both benchmarks; performance for the year was negative but in line with the competition.
* As domestic GDP growth continued strong into 1999, sentiment toward the sectors we invest in improved considerably.
* We initiated new positions in solid companies whose stock prices had fallen to attractive levels.
* We believe the high dividend yields and earnings prospects of our holdings bode well for shareholders in the second half of the year.

================================================================================
FELLOW SHAREHOLDERS
================================================================================

     Stocks posted strong gains during the six months ended June 30, 1999, and real estate stocks and your fund joined the rally after languishing in 1998. As fears of deflation subsided and global economies showed signs of renewed growth, investors shifted from the small group of large-capitalization growth stocks that had previously led the way to cyclical and natural resources companies, including those in the real estate sector.

================================================================================
    PERFORMANCE COMPARISON
    ----------------------

    Periods Ended 6/30/99         6 Months        12 Months

    Real Estate Fund               7.34%           -6.69%
    Wilshire Real Estate
    Securities Index               6.78            -6.88
    Lipper Real Estate
    Funds Average                  6.64            -5.55
================================================================================

     During the past six months, your fund produced a strong return that surpassed both the Wilshire Real Estate Securities Index and the Lipper Real Estate Funds Average. The 12-month return was negative, due to weak results last year, but it was roughly in line with both benchmarks shown in the table above.

     We cannot point to a single catalyst that led to the turnaround in investor sentiment. Investors did react favorably to news of some real estate investment trusts (REITs) being acquired at premiums to their market prices and to reports that famed investor Warren Buffet took a stake in a couple of companies in the sector. In addition, many investors finally recognized the fundamental values attached to the stocks of real estate-related companies, which continued to report good earnings growth. Also, with fears of accelerating inflation surfacing during the period, investors searching for higher income were attracted to the relatively high dividends offered by our stocks. As mentioned in an earlier report, cash rents have continued to grow, and because of real estate companies' unique structure they channel much of their income to investors in the form of dividends, which we in turn pass along to you as distributions.

================================================================================
DIVIDEND DISTRIBUTION
================================================================================

     On June 25, 1999, your Board of Directors declared a $0.10 per share distribution to shareholders of record on that date. This brought the full year total to $0.16. You should have already received your check or statement reflecting this activity.

================================================================================
MARKET ENVIRONMENT
================================================================================

     Real estate stocks were hurt last year by fears of decelerating earnings growth and slowing demand in the face of increased building activity. However, with GDP growing at a torrid pace through the first half of the year and demand remaining strong, sentiment toward stocks in our sectors changed significantly. The U.S. economy showed particular strength in the area of consumer spending, which has been reinforced by the wealth effect of high participation in the long-lived bull market in stocks and, to a lesser extent, in real estate. The Federal Reserve, concerned that robust growth could lead to higher inflation, preemptively raised the federal funds rate a quarter-point at the end of June.

============================================================

          INFORMATION ON YEAR-END DISTRIBUTIONS
          -------------------------------------
          To help you with tax planning,  we try to give you
          a good idea of the  per-share  income and  capital
          gain  amounts  our  funds  may   distribute   near
          year-end.   In  late  October,   we  will  provide
          estimates of these amounts,  which will be paid on
          December 16, 1999,  to  shareholders  of record on
          December  14.  These  preliminary  numbers will be
          included   in  The   Price   Report   mailing   to
          shareholders  in late  October  and  will  also be
          available on our Web  siteNwww.troweprice.com.  We
          hope that these preliminary numbers will be useful
          to you in  approximating  the income  and  capital
          gains  taxes  you  may  pay  on  distributions  to
          taxable  accounts.  If your fund  distributed  any
          capital  gains  earlier in 1999,  you can find the
          amounts on your statements and should include them
          in your tax planning calculations.  Please keep in
          mind that the numbers are not final and are likely
          to be revised  before the December 14  declaration
          and record date. As the fall  progresses,  you may
          want to check our Web site for  revisions.  If you
          would like  information on tax matters relating to
          mutual  funds,   please  visit  our  Web  site  to
          download our Insights report,  Tax Information for
          Mutual Fund Investors,  or call  1-800-225-5132 to
          request a copy.
============================================================
     At  present,   policymakers   seem   content  with  the  notion  that  high
productivity gains in the workforce, due in large measure to the application of technology, are holding down inflation. Furthermore, the labor force still seems
more   interested  in  job  security  than  in  wage   increases,   despite  low
unemployment. This attitude can partly be attributed to continuing corporate downsizing and the availability of cheap labor overseas. These conflicting forces suggest that the Fed will not step on the monetary brake too heavily in its effort to combat inflation, since by doing so it runs the risk of derailing the robust economy. The Fed is fully aware that recovery in the rest of the world remains fragile and dependent upon U.S. policy. A cautious Fed that is unlikely to overreact in its fight against inflation prompts us to remain optimistic about the prospects for our holdings.

================================================================================
PORTFOLIO REVIEW
================================================================================

    INDUSTRY DIVERSIFICATION
    ------------------------
                                  Percent of       Net Assets
                                    12/31/98       6/30/99
                                    --------       -------
    Apartment/Residential              17%             18%
    Diversified                        16              17
    Office                             15              14
    Office and Industrial              10              10
    Shopping Center                     9               8
    Lodging and Leisure                 6               7
    Industrial                          7               6
    Regional Mall                       5               5
    Reserves                            3               4
    Manufactured Housing                4               4
    Services                            3               3
    Other Real Estate                   3               2
    Self-Storage                        2               2
    Total                             100%            100%
================================================================================

     We are increasingly pleased with the caliber of the stocks in the portfolio. In our view, the core of the fund comprises some of the finest names in real estate, and careful pruning and selective additions enable us to fine-tune the composition of fund holdings. We are particularly sensitive to stock valuations and the prices we pay when we initiate or add to positions. Recent uncertainty surrounding our industries has allowed us to add premium names at nonpremium prices.

     By way of explanation, the net asset value or NAV of a real estate company is the estimated value that might be received if the underlying properties were to be sold, either as a portfolio or through individual sales. Ideally, we prefer to purchase securities at a discount to NAV and receive, in effect, a discount on the value of the investment. It is important to note that the quality of our holdings often means our stocks tend to trade at higher multiples than their peers. However, higher multiples do not automatically translate into higher premiums when one considers the quality, safety, and potential of our investments.

===============================
We find  ourselves  in a
particularly  opportune
period in which real estate
investments have been
trading below NAV.
===============================

     We find ourselves in a particularly opportune period in which real estate investments have been trading below NAV. During the first half, we added positions that we feel offer a unique exposure to select opportunities. SMITH CHARLES RESIDENTIAL REALTY has established itself as an experienced and skilled developer of high-rise residential apartments. The company, which built its reputation in the Washington, D.C. area, has branched out beyond this region and now offers exciting projects in new cities. We also admire the capital discipline and acumen of CENTERPOINT PROPERTIES, another new holding. Centerpoint concentrates on the largest industrial market of Chicago. While some operators focus on growth in size, Centerpoint prides itself on its focus on growth in per share profitability. In addition, uncharacteristically low snowfall in the west last winter created a buying opportunity in VAIL RESORTS. Poor ski conditions affected the company's properties at Vail, Breckenridge, Keystone, and Beaver Creek. We are confident investors will focus once again on the shares when more typical winter conditions return to Colorado.

     One further note about the prices of stocks we hold: we EXPECT our investments to eventually trade at premiums to NAV because of their growth potential. The premium should reflect the intangible value that superior real estate managers bring to investors beyond the value of the properties alone. In the long run, it is not the NAV that dictates the return so much as the increased value added above the NAV.

================================================================================
OUTLOOK
================================================================================

     We continue to believe that the capital constraint imposed by the weak market for real estate stocks in 1998 has led to healthier prospects for the sector. In addition to limiting the introduction of additional securities into the market, this situation forced real estate companies to be more aware of the scarcity and value of their capital. Many firms in our industries are well positioned to thrive in a disciplined environment that demands intense scrutiny and prioritization of investment opportunities. Meanwhile, we continue to believe that concern about high stock valuations is good news for investors in our holdings, which have attractive valuations relative to the overall market. We are optimistic about the earnings growth potential of our investments through the remainder of 1999, and we see the possibility of continuing increases in dividend payments.

Respectfully submitted,

/s/

David M. Lee
Chairman of the Investment Advisory Committee
July 23, 1999

================================================================================

T. Rowe Price Real Estate Fund
------------------------------
  PORTFOLIO HIGHLIGHTS
  --------------------
  TWENTY-FIVE LARGEST HOLDINGS
  ----------------------------
                                                                    Percent of
                                                                    Net Assets
                                                                       6/30/99
--------------------------------------------------------------------------------
  Starwood Hotels & Resorts                                                4.0%
--------------------------------------------------------------------------------
  Equity Office Properties                                                 3.7
--------------------------------------------------------------------------------
  Trizec Hahn                                                              3.1
--------------------------------------------------------------------------------
  Simon Property Group                                                     3.1
--------------------------------------------------------------------------------
  Crescent Real Estate Equities                                            3.0
--------------------------------------------------------------------------------
  Vornado Realty Trust                                                     2.9
--------------------------------------------------------------------------------
  Archstone Communities Trust                                              2.9
--------------------------------------------------------------------------------
  Kilroy Realty                                                            2.8
--------------------------------------------------------------------------------
  Reckson Associates Realty                                                2.8
--------------------------------------------------------------------------------
  ProLogis Trust                                                           2.7
--------------------------------------------------------------------------------

  Spieker Properties                                                       2.5
--------------------------------------------------------------------------------
  Camden Property Trust                                                    2.5
--------------------------------------------------------------------------------
  Arden Realty                                                             2.5
--------------------------------------------------------------------------------
  JPRealty                                                                 2.4
--------------------------------------------------------------------------------
  Apartment Investment & Management                                        2.3
--------------------------------------------------------------------------------
  Avalonbay Communities                                                    2.3
--------------------------------------------------------------------------------
  Kimco Realty                                                             2.3
--------------------------------------------------------------------------------
  CarrAmerica Realty                                                       2.3
--------------------------------------------------------------------------------
  Cousins Properties                                                       2.2
--------------------------------------------------------------------------------
  Security Capital U.S. Realty                                             2.2
--------------------------------------------------------------------------------
  Gables Residential Trust                                                 2.2
--------------------------------------------------------------------------------

  Catellus Development                                                     2.1
--------------------------------------------------------------------------------
  Post Properties                                                          2.1
--------------------------------------------------------------------------------
  Public Storage                                                           2.1
--------------------------------------------------------------------------------
  Mack-Cali Realty                                                         2.1
--------------------------------------------------------------------------------
  Total                                                                   65.1%

  Note: Table excludes reserves.
================================================================================
T. Rowe Price Real Estate Fund
------------------------------
    PORTFOLIO HIGHLIGHTS
    --------------------
    MAJOR PORTFOLIO CHANGES
    -----------------------
    (Listed in descending order of size)

    6 Months Ended 6/30/99

TEN LARGEST PURCHASES                      TEN LARGEST SALES
---------------------                      -----------------
Canary Wharf Finance *                     Canary Wharf  Finance **
Cornerstone Properties *                   Koger Equity **
Smith  Charles  Residential  Realty *      Weeks
Vail  Resorts  *                           Starwood  Hotels & Resorts
Trizec  Hahn                               Prime Retail **
Centerpoint Properties *                   Homestead  Village **
Simon Property Group                       St. Joe **
LaSalle Partners                           Security  Capital Group
Catellus  Development                      CarrAmerica Realty
Vornado Realty  Trust                      Kilroy Realty

     *    Position added
     **   Position eliminated

================================================================================
T. Rowe Price Real Estate Fund
------------------------------
    PERFORMANCE COMPARISON
    ----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. An index return does not reflect expenses, which have been deducted from the fund's return.

[Real Estate Fund SEC chart shown here]

    AVERAGE ANNUAL COMPOUND TOTAL RETURN
    ------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                     Since   Inception
Periods Ended 6/30/99                 1 Year     Inception        Date
---------------------                 ------     ---------        ----
Real Estate Fund                      -6.69%       -0.88%     10/31/97

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. Rowe Price Real Estate Fund
------------------------------                                        Unaudited
For a share outstanding throughout each period

    FINANCIAL HIGHLIGHTS
    --------------------
                                     6 Months            Year       10/31/97
                                        Ended           Ended        Through
                                      6/30/99        12/31/98       12/31/97
NET ASSET VALUE
Beginning of period                $     8.68      $    10.69     $    10.00
-------------------------------------------------------------------------------
Investment activities
  Net investment income                  0.19*           0.38*          0.08*
  Net realized and unrealized
     gain (loss)                         0.44           (1.97)          0.70
-------------------------------------------------------------------------------
  Total from investment activities       0.63           (1.59)          0.78
-------------------------------------------------------------------------------
Distributions
  Net investment income                 (0.16)          (0.40)         (0.09)
  Return of capital                         -           (0.04)            -
-------------------------------------------------------------------------------
  Total distributions                   (0.16)          (0.44)         (0.09)
-------------------------------------------------------------------------------
Redemption fees
added to paid-in-capital                    -            0.02             -
-------------------------------------------------------------------------------
NET ASSET VALUE
End of period                      $     9.15      $     8.68     $    10.69
Ratios/Supplemental=Data=======================================================
Total return**                           7.34%*        (14.86)%*        7.82%*
-------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                       1.00%*+         1.00%*         1.00%*+
-------------------------------------------------------------------------------
Ratio of net investment
income to average net assets             4.37%*+         4.07%*         6.07%*+
-------------------------------------------------------------------------------

Portfolio turnover rate                 34.6%+          56.8%           8.4%
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $   29,099      $   27,599     $    7,259
-------------------------------------------------------------------------------
     ** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
     * Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 12/31/99.
     +    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Real Estate Fund
------------------------------
Unaudited                                                       June 30, 1999
    STATEMENT OF NET ASSETS
    -----------------------
                                                         Shares       Value
                                                            In thousands
COMMON STOCKS  96.3%
REAL=ESTATE==92.9%=============================================================
Apartment/Residential  17.9%
Apartment Investment & Management, REIT                  15,600   $    667
-------------------------------------------------------------------------------
Archstone Communities Trust, REIT                        38,500        845
-------------------------------------------------------------------------------
Avalonbay Communities, REIT                              18,000        666
-------------------------------------------------------------------------------
Camden Property Trust, REIT                              26,000        721
-------------------------------------------------------------------------------
Equity Residential Properties Trust, REIT                12,500        563
-------------------------------------------------------------------------------
Gables Residential Trust, REIT                           26,000        627
-------------------------------------------------------------------------------
Post Properties, REIT                                    15,000        615
-------------------------------------------------------------------------------
Smith Charles Residential Realty                         15,000        509
-------------------------------------------------------------------------------
                                                                     5,213
-------------------------------------------------------------------------------
Diversified  17.1%
AMB Property                                             23,000        541
-------------------------------------------------------------------------------
Colonial Properties Trust, REIT                          18,000        509
-------------------------------------------------------------------------------
Cousins Properties, REIT                                 19,200        649
-------------------------------------------------------------------------------
Crescent Real Estate Equities, REIT                      37,000        879
-------------------------------------------------------------------------------
Security Cap U.S. Realty (Class A) *                     33,800        642
-------------------------------------------------------------------------------
Trizec Hahn                                              44,000        896
-------------------------------------------------------------------------------

Vornado Realty Trust, REIT                               24,000        847
-------------------------------------------------------------------------------
                                                                     4,963
-------------------------------------------------------------------------------
Industrial  6.4%
Centerpoint Properties Trust, REIT                        7,000        256
-------------------------------------------------------------------------------
EastGroup Properties, REIT                               22,000        442
-------------------------------------------------------------------------------
ProLogis Trust, REIT                                     39,000        790
-------------------------------------------------------------------------------
Weeks, REIT                                              12,500        381
-------------------------------------------------------------------------------
                                                                     1,869
-------------------------------------------------------------------------------
Lodging & Leisure  6.4%
Patriot American Hospitality, REIT                       50,000        228
-------------------------------------------------------------------------------
Starwood Hotels & Resorts, REIT                          38,500      1,177
-------------------------------------------------------------------------------
Vail Resorts *                                           26,000        455
-------------------------------------------------------------------------------
                                                                     1,860
-------------------------------------------------------------------------------
Manufactured Housing  3.7%
Manufactured Home Communities, REIT                      23,000        598
-------------------------------------------------------------------------------
Sun Communities, REIT                                    13,000        461
-------------------------------------------------------------------------------
                                                                     1,059
-------------------------------------------------------------------------------
Office  14.0%
Arden Realty, REIT                                       29,000   $    714
-------------------------------------------------------------------------------
Boston Properties, REIT                                  14,000        502
-------------------------------------------------------------------------------
CarrAmerica Realty, REIT                                 26,200        655
-------------------------------------------------------------------------------
Cornerstone Properties, REIT                             32,000        508
-------------------------------------------------------------------------------
Equity Office Properties, REIT                           42,500      1,089
-------------------------------------------------------------------------------
Mack-Cali Realty, REIT                                   19,500        604
-------------------------------------------------------------------------------
                                                                     4,072
-------------------------------------------------------------------------------
Office & Industrial  10.1%
Duke Realty Investments, REIT                            25,000        564
-------------------------------------------------------------------------------
Kilroy Realty, REIT                                      34,000        829
-------------------------------------------------------------------------------
Reckson Associates Realty, REIT *                        34,900        820
-------------------------------------------------------------------------------

Spieker Properties, REIT                                 18,600        723
-------------------------------------------------------------------------------
                                                                     2,936
-------------------------------------------------------------------------------
Other Real Estate  2.1%
Catellus Development *                                   40,000        620
-------------------------------------------------------------------------------
                                                                       620
-------------------------------------------------------------------------------
Regional Mall  4.7%
CBL & Associates Properties, REIT                        18,500        488
-------------------------------------------------------------------------------
Simon Property Group, REIT                               35,000        888
-------------------------------------------------------------------------------
                                                                     1,376
-------------------------------------------------------------------------------
Self Storage  2.1%
Public Storage, REIT                                     21,600        605
-------------------------------------------------------------------------------
                                                                       605
-------------------------------------------------------------------------------
Shopping Center  8.4%
Developers Diversified Realty, REIT                      29,000        482
-------------------------------------------------------------------------------
Federal Realty Investment Trust, REIT                    26,000        597
-------------------------------------------------------------------------------
JP Realty, REIT                                          33,900        697
-------------------------------------------------------------------------------
Kimco Realty, REIT                                       17,000        665
-------------------------------------------------------------------------------
                                                                     2,441
-------------------------------------------------------------------------------
Total Real Estate                                                   27,014
-------------------------------------------------------------------------------
SERVICES==2.5%=================================================================
Services  2.5%
LaSalle Partners *                                       15,000        447
-------------------------------------------------------------------------------
Security Capital Group (Class B) *                       20,000        292
-------------------------------------------------------------------------------
Total Services                                                         739
-------------------------------------------------------------------------------
Total Miscellaneous Common Stocks 0.9%                                 263

Total Common Stocks (Cost  $30,743)                                 28,016

SHORT-TERM=INVESTMENTS==3.6%===================================================

Money Market Funds  3.6%
Reserve Investment Fund, 5.05% #                      1,063,188   $  1,063
Total Short-Term Investments (Cost  $1,063)                          1,063

=Total=Investments=in=Securities===============================================
 99.9% of Net Assets (Cost $31,806)                            $    29,079

 Other Assets Less Liabilities                                          20

 NET ASSETS                                                    $    29,099

 Net Assets Consist of:
 Accumulated net investment income - net of distributions      $        96
 Accumulated net realized gain/loss - net of distributions          (2,310)
 Net unrealized gain (loss)                                         (2,727)
 Paid-in-capital applicable to 3,181,179 shares of $0.0001 par
 value capital stock outstanding; 1,000,000,000 shares authorized   34,040
-------------------------------------------------------------------------------
 NET ASSETS                                                    $    29,099
 NET ASSET VALUE PER SHARE                                     $     9.15

     #  Seven-day yield
     *  Non-income producing
  REIT  Real Estate Investment Trust

  The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Real Estate Fund
------------------------------                                        Unaudited
    STATEMENT OF OPERATIONS
    -----------------------
                                                                  In thousands
                                                                      6 Months
                                                                         Ended
                                                                       6/30/99
==Investment=Income============================================================
  Income
   Dividend                                                       $        703
   Interest                                                                 22
-------------------------------------------------------------------------------
   Total income                                                            725
-------------------------------------------------------------------------------
  Expenses
   Shareholder servicing                                                    68
   Custody and accounting                                                   43
   Prospectus and shareholder reports                                       23
   Registration                                                             14
   Legal and audit                                                           6
   Directors                                                                 3
   Miscellaneous                                                             2
   Reimbursed by manager                                                   (24)
-------------------------------------------------------------------------------
   Total expenses                                                          135
-------------------------------------------------------------------------------
  Net investment income                                                    590
-------------------------------------------------------------------------------

==Realized=and=Unrealized=Gain=(Loss)==========================================
  Net realized gain (loss) on securities                                (1,564)
  Change in net unrealized gain or loss on securities                    2,804
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                                1,240
-------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $      1,830

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Real Estate Fund
------------------------------                                        Unaudited
    STATEMENT OF CHANGES IN NET ASSETS
    ----------------------------------                     In thousands
                                                     6 Months           Year
                                                        Ended          Ended
                                                      6/30/99       12/31/98
Increase=(Decrease)=in=Net=Assets=============================================
Operations
  Net investment income                             $     590     $    1,236
  Net realized gain (loss)                             (1,564)          (746)
  Change in net unrealized gain or loss                 2,804         (5,829)
------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations     1,830         (5,339)
------------------------------------------------------------------------------
Distributions to shareholders
  Net investment income                                  (494)        (1,306)
  Tax return of capital                                     -           (136)
------------------------------------------------------------------------------
  Decrease in net assets from distributions              (494)        (1,442)
------------------------------------------------------------------------------
Capital share transactions*
  Shares sold                                           7,278         43,879
  Distributions reinvested                                455          1,345
  Shares redeemed                                      (7,576)       (18,163)
  Redemption fees received                                  7             60
------------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                      164         27,121
Net=Assets====================================================================
Increase (decrease) during period                       1,500         20,340
Beginning of period                                    27,599          7,259
==============================================================================
End of period                                       $  29,099     $   27,599
==============================================================================

*Share information
    Shares sold                                           819          4,242
    Distributions reinvested                               52            146
    Shares redeemed                                      (871)        (1,886)
------------------------------------------------------------------------------
    Increase (decrease) in shares outstanding               -          2,502

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Real Estate Fund
------------------------------
Unaudited                                                         June 30, 1999
NOTES TO FINANCIAL STATEMENTS
-----------------------------
================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price Real Estate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1996.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily, uninvested cash balances at the custodian are used to reduce the fund's custody charges.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $4,574,000 and $4,723,000, respectively, for the six months ended June 30, 1999.

================================================================================
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 1998, the fund had capital loss carryforwards for federal income tax purposes of $224,000, all of which expires in 2006. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $31,806,000. Net unrealized loss aggregated $2,727,000 at period-end, of which $543,000 related to appreciated investments and $3,270,000 to depreciated investments.

================================================================================
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The investment management agreement between the fund and the manager provides for an annual investment management fee. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 1999, which would cause the fund's ratio of total expenses to average net assets to exceed 1.00%. Thereafter, through December 31, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.00%. Pursuant to this agreement, $84,000 of management fees were not accrued by the fund for the six months ended June 30, 1999, and $24,000 of other expenses were borne by the manager. Additionally, $285,000 of unaccrued 1997-1998 fees and expenses remain subject to reimbursement through December 31, 2001.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $89,000 for the six months ended June 30, 1999, of which $20,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $22,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================

FOR YIELD, PRICE, LAST
TRANSACTION, CURRENT BALANCE,
OR TO CONDUCT TRANSACTIONS, 24
HOURS, 7 DAYS A WEEK, CALL
TELE*ACCESS [REGISTRATION
MARK:] 1-800-638-2587 toll
free

FOR ASSISTANCE WITH YOUR
EXISTING FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT OR
OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates 100
East Pratt Street Baltimore,
Maryland 21202 This report is
authorized for distribution
only to shareholders and to
others who have received a
copy of the prospectus
appropriate to the fund or
funds covered in this report.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367

T. Rowe Price Investment Services, Inc., Distributor.         F12-051 6/30/99